SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                        Amendment No. 1 to Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 30, 2000
                                 Date of Report
                        (Date of earliest event reported)

                               CYLINK CORPORATION

California                          0-27742                      95-3891600
(State or other             (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

                                 3131 Jay Street
                          Santa Clara, California 95054
                    (Address of principal executive offices)

                                 (408) 855-6000
              (Registrant's telephone number, including area code)

This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of filing the financial statements of Celotek Corporation ("Celotek") required by
Item 7(a) and the pro forma financial information required by Item 7(b).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Businesses Acquired
The  financial  statements  of Celotek  required  by this item are  included  as
Exhibit 99.2 to the Amendment No. 1 to Current Report on Form 8-K/A and incorporated herein by reference.

(b)      Pro Forma Financial Information
The pro  forma  financial  information  required  by this item are  included  as
Exhibit 99.3 to the Amendment No. 1 to Current Report on Form 8-K/A and incorporated herein by reference.

(c)      Exhibits
See Exhibit Index attached hereto.



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Pursuant to the requirements of the Securities Exchange Act of 1934,  Registrant
has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 27, 2000                      CYLINK CORPORATION


                                                /s/ R. Christopher Chillingworth
                                                --------------------------------
                                                R. Christopher Chillingworth
                                                Acting Chief Financial Officer



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                               CYLINK CORPORATION
                  Amendment No. 1 to Current Report on Form 8-K
                                INDEX TO EXHIBITS

Exhibit
Number            Description
------            -----------

23.1              Consent of Ernst & Young LLP
99.2              Financial Statements of Celotek Corporation

99.3              Pro Forma Financial Information